EXHIBIT 77Q3 TO FORM N-SAR

Registrant Name: VIRTUS INSIGHT TRUST
File Number: 811-7447
Registrant CIK Number: 0001003859
December 31, 2009

Sub-Item 77Q3

Because the electronic format for filing Form NSAR does not provide adequate space for responding to Items 74U1, 74U2, 74V1 and 74V2 correctly, the correct answers are as follows:

Series	9
72DD1/72DD2
Class A $143, Class C $6, Class I $1,046
73A1/73A2
Class A $0.2170, Class C $0.1370, Class I $0.2440
74U1/74U2
Class A 652, Class C 38, Class I 4,345
74V1/74V2
Class A $12.07, Class C $12.07, Class I $12.10

Series	5
72DD1/72DD2
Class A $21, Class C $, Class I $438
73A1/73A2
Class A $0.0470, Class C $, Class I $0.0818
74U1/74U2
Class A 567, Class C 31, Class I 4,974
74V1/74V2
Class A $16.07, Class C $15.91, Class I $16.33

Series	6
72DD1/72DD2
Class A $-, Class C $, Class I $11
73A1/73A2
Class A $-, Class C $, Class I $0.0020
74U1/74U2
Class A 1,708, Class C 64, Class I 6,355
74V1/74V2
Class A $9.72, Class C $9.43, Class I $10.34

Series	11
72DD1/72DD2
Class A $40, Class C $11, Class I $30
73A1/73A2
Class A $0.0147, Class C $0.0147, Class I $0.0147
74U1/74U2
Class A 2,310, Class C 678, Class I 2,118
74V1/74V2
Class A $24.54, Class C $23.92, Class I $24.89



Series	13
72DD1/72DD2
Class A $403, Class C $9, Class I $2,457
73A1/73A2
Class A $0.0772, Class C $0.0304, Class I $0.0920
74U1/74U2
Class A 6,131, Class C 610, Class I 32,417
74V1/74V2
Class A $6.96, Class C $6.90, Class I $7.17

Series	17
72DD1/72DD2
Class A $170, Class C $1, Class I $2,030
73A1/73A2
Class A $0.0970, Class C $0.0406, Class I $0.1187
74U1/74U2
Class A 1,335, Class C 22, Class I 15,503
74V1/74V2
Class A $9.82, Class C $9.79, Class I $9.73

Series	22
72DD1/72DD2
Class A $242, Class C $16, Class I $3,331
73A1/73A2
Class A $0.8124, Class C $0.7413, Class I $0.8356
74U1/74U2
Class A 82, Class C 38, Class I 4,228
74V1/74V2
Class A $10.20, Class C $10.19, Class I $10.19

Series	2
72DD1/72DD2
Class A $586, Class C $43, Class I $2,785
73A1/73A2
Class A $0.3974, Class C $0.3178, Class I $0.4234
74U1/74U2
Class A 2,041, Class C 388, Class I 5,091
74V1/74V2
Class A $10.84, Class C $10.84, Class I $10.84



Series	18
72DD1/72DD2
Class A $240, Class C $85, Class I $4,186
73A1/73A2
Class A $0.4104, Class C $0.3356, Class I $0.4354
74U1/74U2
Class A 801, Class C 502, Class I 7,910
74V1/74V2
Class A $10.20, Class C $10.21, Class I $10.21

Series	3
72DD1/72DD2
Class A $2,186, Class C $93, Class I $1,382
73A1/73A2
Class A $0.4258, Class C $0.3508, Class I $0.4534
74U1/74U2
Class A 5,611, Class C 585, Class I 2,406
74V1/74V2
Class A $10.55, Class C $10.56, Class I $10.55